American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421 9900 Extension 4

April 2012

To Our Dealer Friends,

As you may know, American Funds recently announced plans to introduce a series of eight funds, American Funds Portfolio Series.  Each fund in American Funds Portfolio Series will seek its investment objective by investing in a combination of American Funds.  American Funds Portfolio Series will be available for sale to the public beginning May 18, 2012.

The purpose of this notice is to amend your Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Portfolio Series.

In consideration of the foregoing, the Agreement is amended as follows, effective May 18, 2012:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning May 18, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

Schedule A

May 18, 2012

(supersedes all previous versions of Schedule A – last version dated February 1, 2011)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

American Funds Portfolio Series

     American Funds Balanced Portfolio

     American Funds Global Growth Portfolio

     American Funds Growth and Income Portfolio

     American Funds Growth Portfolio

     American Funds Income Portfolio

	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Portfolio Series American Funds Tax-Advantaged Income Portfolio	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

Schedule A

May 18, 2012

(supersedes all previous versions of Schedule A – last version dated February 1, 2011)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 3
American Funds Portfolio Series American Funds Preservation Portfolio American Funds Tax-Exempt Preservation Portfolio	● ●	e e	● ●	e e	● na	● na	● na	● na	● na	● na	● na	● na	● na	● na
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

●       Share class is available

e      Share class is available for exchanges only

na      Share class is not available

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421-3118

August 2012

To Our Dealer Friends,

As you may know, American Funds recently announced plans to introduce American Funds College Target Date Series (the “Series”) to the American Funds family.  The Series is comprised of seven funds of funds designed for investors saving for college.  The Series will be offered through the CollegeAmerica Program and be available for sale to the public beginning September 14, 2012.  The purpose of this notice is to amend your Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of the Series.

As compared to other American Funds, the Series will have a new concession schedule for Class 529-A shares that provides a maximum dealer concession of 3.50% on investments for all funds in the Series except American Funds College Enrollment Fund.  The College Enrollment Fund will have a maximum dealer concession of 2.00% on investments. As a result of the new Class 529-A concession schedule, we are creating a new category of compensation for purposes of the Agreement.  These changes are detailed in the Agreement amendment below.

In consideration of the foregoing, the Agreement is amended as follows effective September 14, 2012:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.
2.	A concession schedule for the new Category 5 Funds is added to the Agreement as follows:

On sales of Class 529-A shares of Funds listed in Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Purchases	Concession as Percentage of Offering Price	Sales Charge as Percentage of Offering Price
Less than $100,000	3.50%	4.25%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See Agreement	None

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning September 14, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.  If you have any questions related to the amendment, please contact us at (800) 421-3118.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

Schedule A

September 14, 2012

 (supersedes all previous versions of Schedule A – last version dated May 18, 2012)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

American Funds Portfolio Series

American Funds Balanced Portfolio

American Funds Global Growth Portfolio

American Funds Growth and Income Portfolio

American Funds Growth Portfolio

American Funds Income Portfolio

	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Portfolio Series American Funds Tax-Advantaged Income Portfolio	•	e		e	na	na	na	na	na	na	na	na	na	na

American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

Schedule A

September 14, 2012

 (supersedes all previous versions of Schedule A – last version dated May 18, 2012)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 3
American Funds College Enrollment Fund	na	na	na	na	●	e	●	●	na	na	na	na	na	na
American Funds Portfolio Series American Funds Preservation Portfolio American Funds Tax-Exempt Preservation Portfolio	● ●	e e	● ●	e e	● na	● na	● na	● na	● na	● na	● na	● na	● na	● na
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 5
American Funds College Target Date Series (all funds except American Funds College Enrollment Fund)	na	na	na	na	●	e	●	●	na	na	na	na	na	na

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421 9900 Extension 4

April 2012

Ladies and Gentlemen,

As you may know, American Funds recently announced plans to introduce a series of eight funds, American Funds Portfolio Series.  Each fund in American Funds Portfolio Series will seek its investment objective by investing in a combination of American Funds.  American Funds Portfolio Series will be available for sale to the public beginning May 18, 2012.

The purpose of this notice is to amend your Bank/Trust Company Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Portfolio Series.

In consideration of the foregoing, the Agreement is amended as follows, effective May 18, 2012:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning May 18, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

Schedule A

May 18, 2012

(supersedes all previous versions of Schedule A – last version dated February 1, 2011)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

American Funds Portfolio Series

     American Funds Balanced Portfolio

     American Funds Global Growth Portfolio

     American Funds Growth and Income Portfolio

     American Funds Growth Portfolio

     American Funds Income Portfolio

	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Portfolio Series American Funds Tax-Advantaged Income Portfolio	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

Schedule A

May 18, 2012

(supersedes all previous versions of Schedule A – last version dated February 1, 2011)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 3
American Funds Portfolio Series American Funds Preservation Portfolio American Funds Tax-Exempt Preservation Portfolio	● ●	e e	● ●	e e	● na	● na	● na	● na	● na	● na	● na	● na	● na	● na
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

●       Share class is available

e      Share class is available for exchanges only

na      Share class is not available

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421-3118

August 2012

Ladies and Gentlemen,

As you may know, American Funds recently announced plans to introduce American Funds College Target Date Series (the “Series”) to the American Funds family.  The Series is comprised of seven funds of funds designed for investors saving for college.  The Series will be offered through the CollegeAmerica Program and be available for sale to the public beginning September 14, 2012.  The purpose of this notice is to amend your Bank/Trust Company Selling Group Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of the Series.

As compared to other American Funds, the Series will have a new concession schedule for Class 529-A shares that provides a maximum dealer concession of 3.50% on investments for all funds in the Series except American Funds College Enrollment Fund.  The College Enrollment Fund will have a maximum dealer concession of 2.00% on investments. As a result of the new Class 529-A concession schedule, we are creating a new category of compensation for purposes of the Agreement.  These changes are detailed in the Agreement amendment below.

In consideration of the foregoing, the Agreement is amended as follows effective September 14, 2012:

1.	The existing Schedule A to the Agreement is replaced in its entirety by the new Schedule A attached hereto.
2.	A concession schedule for the new Category 5 Funds is added to the Agreement as follows:

On sales of Class 529-A shares of Funds listed in Category 5 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

Purchases	Concession as Percentage of Offering Price	Sales Charge as Percentage of Offering Price
Less than $100,000	3.50%	4.25%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See Agreement	None

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning September 14, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.  If you have any questions related to the amendment, please contact us at (800) 421-3118.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

Schedule A

September 14, 2012

 (supersedes all previous versions of Schedule A – last version dated May 18, 2012)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Global Balanced Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

American Funds Portfolio Series

American Funds Balanced Portfolio

American Funds Global Growth Portfolio

American Funds Growth and Income Portfolio

American Funds Growth Portfolio

American Funds Income Portfolio

	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	e	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Growth Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Income Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Investment Company of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The New Economy Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Category 2
American Funds Mortgage Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
American Funds Portfolio Series American Funds Tax-Advantaged Income Portfolio	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American Funds Tax-Exempt Fund of New York	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Municipal Bond Fund	●	e	●	e	na	na	na	na	na	na	na	na	na	na
American High-Income Trust	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Bond Fund of America	●	e	●	e	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●
The Tax-Exempt Bond Fund of America	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of California	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Maryland	●	e	●	e	na	na	na	na	na	na	na	na	na	na
The Tax-Exempt Fund of Virginia	●	e	●	e	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	e	●	e	●	●	●	●	●	●	●	●

Schedule A

September 14, 2012

 (supersedes all previous versions of Schedule A – last version dated May 18, 2012)

	A	B	C	F-1	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 3
American Funds College Enrollment Fund	na	na	na	na	●	e	●	●	na	na	na	na	na	na
American Funds Portfolio Series American Funds Preservation Portfolio American Funds Tax-Exempt Preservation Portfolio	● ●	e e	● ●	e e	● na	● na	● na	● na	● na	● na	● na	● na	● na	● na
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 4
American Funds Money Market Fund	●	e	e	e	●	e	e	●	●	●	●	●	●	●
Category 5
American Funds College Target Date Series (all funds except American Funds College Enrollment Fund)	na	na	na	na	●	e	●	●	na	na	na	na	na	na

Class F-1, Class F-2 and Class 529-F-1 shares are available for purchase pursuant to a separate agreement.

●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421 9900 Extension 4

April 2012

Ladies and Gentlemen,

As you may know, American Funds recently announced plans to introduce a series of eight funds, American Funds Portfolio Series.  Each fund in American Funds Portfolio Series will seek its investment objective by investing in a combination of American Funds.  American Funds Portfolio Series will be available for sale to the public beginning May 18, 2012.

The purpose of this notice is to amend your Class F Share Participation Agreement (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Portfolio Series.

In consideration of the foregoing, the Agreement is amended as follows, effective May 18, 2012:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning May 18, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

LIST OF FUNDS

May 18, 2012

(supersedes all previous versions)

AMCAP Fund	The Growth Fund of America
American Balanced Fund	The Income Fund of America
American Funds Global Balanced Fund	Intermediate Bond Fund of America
American Funds Portfolio Series	International Growth and Income Fund
American Funds Money Market Fund	The Investment Company of America
American Funds Mortgage Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Short-Term Tax-Exempt Bond Fund	The New Economy Fund
American Funds Tax-Exempt Fund of New York	New Perspective Fund
American High-Income Municipal Bond Fund	New World Fund
American High-Income Trust	Short-Term Bond Fund of America
American Mutual Fund	SMALLCAP World Fund
The Bond Fund of America	The Tax-Exempt Bond Fund of America
Capital Income Builder	The Tax-Exempt Fund of California
Capital World Bond Fund	The Tax-Exempt Fund of Maryland
Capital World Growth and Income Fund	The Tax-Exempt Fund of Virginia
EuroPacific Growth Fund	U.S. Government Securities Fund
Fundamental Investors	Washington Mutual Investors Fund

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, California 90071

(800) 421 9900 Extension 4

April 2012

Ladies and Gentlemen,

As you may know, American Funds recently announced plans to introduce a series of eight funds, American Funds Portfolio Series.  Each fund in American Funds Portfolio Series will seek its investment objective by investing in a combination of American Funds.  American Funds Portfolio Series will be available for sale to the public beginning May 18, 2012.

The purpose of this notice is to amend your Bank/Trust Company Participation Agreement for Class F Shares (the “Agreement”) with American Funds Distributors, Inc. to reflect the addition of American Funds Portfolio Series.

In consideration of the foregoing, the Agreement is amended as follows, effective May 18, 2012:

1.	The list of funds on Schedule A to the Agreement is replaced in its entirety by the new list of funds attached hereto.

*           *           *           *           *

The Agreement remains unchanged in all other respects.  You need not sign this amendment; any order for fund shares received by us beginning May 18, 2012 shall be deemed an acceptance of this amendment to your Agreement.  Of course, even if your Agreement is automatically amended to reflect these new terms, you are not obligated to sell the new funds.

Cordially,

/s/ Kevin G. Clifford

Kevin G. Clifford

President

LIST OF FUNDS

May 18, 2012

(supersedes all previous versions)

AMCAP Fund	The Growth Fund of America
American Balanced Fund	The Income Fund of America
American Funds Global Balanced Fund	Intermediate Bond Fund of America
American Funds Portfolio Series	International Growth and Income Fund
American Funds Money Market Fund	The Investment Company of America
American Funds Mortgage Fund	Limited Term Tax-Exempt Bond Fund of America
American Funds Short-Term Tax-Exempt Bond Fund	The New Economy Fund
American Funds Tax-Exempt Fund of New York	New Perspective Fund
American High-Income Municipal Bond Fund	New World Fund
American High-Income Trust	Short-Term Bond Fund of America
American Mutual Fund	SMALLCAP World Fund
The Bond Fund of America	The Tax-Exempt Bond Fund of America
Capital Income Builder	The Tax-Exempt Fund of California
Capital World Bond Fund	The Tax-Exempt Fund of Maryland
Capital World Growth and Income Fund	The Tax-Exempt Fund of Virginia
EuroPacific Growth Fund	U.S. Government Securities Fund
Fundamental Investors	Washington Mutual Investors Fund

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